Exhibit 10.1
Loan Agreement

THIS LOAN AGREEMENT (this “Agreement” or the “2nd Loan Agreement”) is made and entered into on this 22nd day of September 2023 by and among:

1.DASAN NETWORKS, INC., a corporation duly incorporated and existing under the laws of Republic of Korea (“Korea”) with its registered office at 10th floor, DASAN Tower, 49, Daewangpangyo-ro 644 beon-gil, Bundang-gu, Seongnam-si, Gyeonggi-do, Republic of Korea as lender (the “Lender”);

2.DASAN NETWORK SOLUTIONS, INC., a corporation duly incorporated and existing under the laws of Korea with its registered office at 9th floor DASAN Tower, 49, Daewangpangyo-ro 644 beon-gil, Bundang-gu, Seongnam-si, Gyeonggi-do, Korea as borrower (the “Borrower”);

3.DZS CALIFORNINA, INC., a corporation duly incorporated and existing under the laws of California USA with its registered head office at 330 N Brand Blvd, Glendale, CA 91203 as collateral provider (the “Collateral Provider”); and

4.DZS INC., a corporation duly incorporated and existing under the laws of Korea with its registered office at 5700 Tennyson Parkway, Suite 400, Plano, Texas 75024 (“DZS”);

(Hereinafter, the Lender, the Borrower, the Collateral Provider and DZS, individually, a “Party” and collectively the “Parties”).

- Recitals -
On September 12, 2023, the Lender and the Borrower entered into an agreement which stipulates that the Lender shall advance to the Borrower thirty-two billion six hundred seventy million seven hundred fifty thousand KRW (₩32,670,750,000), the Korean Won equivalent of twenty-four million five hundred thousand USD ($24,500,000) (the “1st Loan”), and the Borrower shall borrow the 1st Loan (the “1st Loan Agreement”, please refer to the Loan Agreement executed on September 12, 2023) and on the same day, the Lender remitted all of the aforementioned loan to the Borrower.

SECTION 1. LOAN DATE AND LOAN AMOUNT
The Lender shall extend an additional loan to the Borrower in an amount equal to six billion nine hundred fifty seven million six hundred fifty thousand KRW(₩6,957,650,000), the Korean Won equivalent of five million two hundred thirty four thousand seventy one USD ($5,234,071) on

Exhibit 10.1
September 22, 2023 as the second loan (the “Loan” or the “2nd Loan”), and the Borrower shall borrow the 2nd Loan.

SECTION 2. INCREASE IN MAXIMUM SECURED AMOUNT
In this Agreement, Section 8 of the 1st Loan Agreement shall be applied mutatis mutandis. Both Parties agree that the maximum secured amount of the collateral provided by the Borrower shall increase from sixty-three billion one hundred twenty-six million nine hundred thousand KRW (₩63,126,900,000) to seventy one billion four hundred seventy six million eighty thousand KRW (₩71,476,080,000).

SECTION 3. RELATIONSHIP TO THE 1st LOAN AGREEMENT
1.All provisions of the 1st Loan Agreement shall remain in full force and effect in this Agreement, except for the additional or revised provisions introduced in this Agreement.
2.In the event that the 1st Loan Agreement is terminated, this Agreement shall also be immediately terminated, and this shall not affect the claim for damages in accordance with the 1st Loan Agreement and the 2nd Loan Agreement.

(Intentionally left blank. Signature page follows.)

Exhibit 10.1
Each Party, having thoroughly understood the contents of this Agreement, has signed and affixed its seal as follows, and in order to prove the conclusion of this Agreement, four (4) copies of this Agreement have been prepared, with each party keeping one (1) copy.

Date: September 22, 2023

The Lender
DASAN NETWORKS, INC.
Address: DASAN Tower, 49, Daewangpangyo-ro 644 beon-gil, Bundang-gu, Seongnam-si, Gyeonggi-do, Republic of Korea
/s/ Nam Min Woo
Title: CEO
Name: Nam Min Woo

The Borrower
DASAN NETWORK SOLUTIONS, INC.
Address: DASAN Tower, 49, Daewangpangyo-ro 644 beon-gil, Bundang-gu, Seongnam-si, Gyeonggi-do, Korea
/s/ Won Deok-Yeon
Title: CEO
Name: Won Deok-Yeon

The Collateral Provider
DZS CALIFORNIA, INC.,
Address: 5700 Tennyson Parkway, Suite 400, Plano, Texas 75024
/s/ Charlie Vogt
Title: CEO
Name: Charlie Vogt

DZS
DZS INC.
Address: 5700 Tennyson Parkway, Suite 400, Plano, Texas 75024
/s/ Charlie Vogt
Title: CEO
Name: Charlie Vogt